UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2007

PILGRIM’S PRIDE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4845 US Hwy. 271 N. Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 434-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 4, 2007, Pilgrim’s Pride Corporation (the “Company”) entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with CoBank, ACB, as lead arranger and co-syndication agent, and sole book runner, and as administrative, documentation and collateral agent, Agriland, FCS, as co-syndication agent, and as a syndication party, and the other syndication parties signatory thereto, amending the Company’s Credit Agreement, dated as of September 21, 2006 (the “Credit Agreement”).

The Second Amendment amended the availability period for term loans under the Credit Agreement to provide that the Company could request term loans under the Credit Agreement until on or before February 8, 2007. From time to time, if certain conditions are satisfied, the Company has the right to increase the term loan commitment to a total maximum amount of USD$750 million. Under the Credit Agreement, as amended by the Second Amendment, the Company’s right to increase the term loan commitment will expire at the end of the availability period for revolving loans under the Credit Agreement, which presently expires on September 21, 2011. The amount of the aggregate commitment under the Credit Agreement remained unchanged.

A copy of the Second Amendment is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Second Amendment is a summary description and does not purport to be a complete statement of the parties’ rights and obligations under the Second Amendment and the transactions contemplated therein, and is qualified in its entirety by reference to the copy of the agreement incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.01	Second Amendment to Credit Agreement, dated as of January 4, 2007, by and among the Company, as borrower, CoBank, ACB, as lead arranger and co-syndication agent, and sole book runner, and as administrative, documentation and collateral agent, Agriland, FCS, as co-syndication agent, and as a syndication party, and the other syndication parties signatory thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: January 9, 2007	By:	/s/ Richard A. Cogdill
Richard A. Cogdill
Executive Vice President, Chief Financial Officer,
Secretary and Treasurer

Index to Exhibits

Exhibit Number	Description
10.01	Second Amendment to Credit Agreement, dated as of January 4, 2007, by and among the Company, as borrower, CoBank, ACB, as lead arranger and co-syndication agent, and sole book runner, and as administrative, documentation and collateral agent, Agriland, FCS, as co-syndication agent, and as a syndication party, and the other syndication parties signatory thereto.